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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 10, 2000
                Date of Report (Date of Earliest Event Reported)




                               NASHUA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        1-5492-1                                           02-0170100
(Commission File Number)                    (I.R.S. Employer Identification No.)



                               44 FRANKLIN STREET
                           NASHUA, NEW HAMPSHIRE 03064
                    (Address of Principal Executive Offices)


                                  (603)880-2323
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On March 10, 2000, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") informed the Company that it did not intend to stand for reappointment as the Company's independent public accountants for the year 2000. On March 13, 2000, with the approval of the Audit/Finance and Investment Committee and the concurrence of the Board of Directors, the Company engaged Ernst & Young LLP ("Ernst & Young") as the Company's independent public accountants for the year 2000.

Prior to their engagement, neither the Company nor anyone on behalf of the Company had consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

PricewaterhouseCoopers' reports on the financial statements of the Company for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits by PricewaterhouseCoopers of the Company's financial statements for the Company's two most recent fiscal years, and the subsequent interim periods, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference thereto in their report on the financial statements for such years.

The Company has requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated March 15, 2000 is filed as Exhibit 16.



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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial statements of business acquired:  Not Applicable.

(b)      Pro forma financial statements:  Not Applicable.

(c)      Exhibits:

            16. Letter of PricewaterhouseCoopers LLP re: Change in certifying accountant.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        NASHUA CORPORATION



Date:  March 15, 2000                   By /s/ Peter C. Anastos
                                           -----------------------------------
                                               Peter C. Anastos
                                               Vice President, General Counsel
                                               and Secretary




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                                 EXHIBIT INDEX



EXHIBIT
NUMBER                           DESCRIPTION

  16. Letter of PricewaterhouseCoopers LLP re: Change in certifying accountant.